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                                                                    EXHIBIT 99.1

                                     FORM OF

                            ESCROW DEPOSIT AGREEMENT

                                     BETWEEN

                            DOMINION RESOURCES, INC.

                                       AND

                              JPMORGAN CHASE BANK,
                                 AS ESCROW AGENT



                          DATED AS OF DECEMBER 16, 2002




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                            ESCROW DEPOSIT AGREEMENT

         This Escrow Deposit Agreement (the "Escrow Agreement") is made as of December 16, 2002 between Dominion Resources, Inc., a Virginia corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, as escrow agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Company has issued on the date hereof, pursuant to a registration statement on Form S-3 under the Securities Act of 1933, $300,000,000 principal amount of 5.125% Series D Senior Notes due 2009 and $300,000,000 principal amount of 6.750% Series E Senior Notes due 2032 of the Company (the "Offering");

         WHEREAS, the Company has determined that it is in the best interests of the Company to provide partially for the repayment at maturity of certain indebtedness of the Company as listed on Schedule I hereto (including interest accrued thereon to the date of repayment, and any other required payments thereunder) (the "Obligations");

         WHEREAS, the Company has elected to deposit part of the net proceeds from the Offering with an escrow agent for the purpose of repaying the Obligations, in part; and

         WHEREAS, the Agent has agreed to act as escrow agent in connection with the repayment of the Obligations in accordance with the terms and conditions specified in the instruments and agreements listed on Schedule I hereto (the "Agreements");

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the Company and the Agent agree as follows:

         SECTION 1. PLEDGE OF PROCEEDS. The Company hereby irrevocably deposits or causes to be irrevocably deposited, with the Agent, for the benefit of the holders of the Obligations (the "Holders"), and irrevocably appropriates and sets aside $500,000,000.00 (the "Deposit"), exclusively for the repayment of the Obligations, which Deposit (and any interest or other income earned thereon) is hereby pledged to, and for the sole benefit of, the Holders. The Agent hereby acknowledges receipt of the Deposit.

         SECTION 2. SPECIAL ESCROW FUND. There is hereby established and created with the Agent a special and irrevocable trust fund designated the "Dominion Escrow Fund" (the "Escrow Fund") to be held in the custody of the Agent as a special escrow fund, separate and apart from all other funds of the Company or the Agent, solely for the benefit of the Holders. The Agent hereby acknowledges receipt of the Deposit which shall be deposited by the Agent in the Escrow Fund. All Deposits and Authorized Investments (as defined in Section 3(b) hereof) set aside and held in the Escrow Fund shall be applied to, and applied solely for, the repayment of the Obligations and as otherwise provided herein.



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         SECTION 3. APPLICATION OF MONEYS ON DEPOSIT IN ESCROW FUND(a) . (a)
Deposits in the Escrow Fund shall not be invested at any time in any securities or other investments other than the Authorized Investments (as defined in Section 3(b) hereof).

              (b) The Agent shall act as custodian of the Escrow Fund and shall, at the written direction of the Company, invest and reinvest the Escrow Fund solely in the following investments, which constitute Authorized Investments hereunder: (i) direct obligations of the United States Government (or agencies or instrumentalities thereof), provided that such securities are obligations to which the full faith and credit of the United States of America has been pledged; (ii) JPMorgan Chase Bank's Escrow Product; (iii) the Agent's U.S. Treasury fund provided that such fund maintains the highest ratings established by each of Moody's and Standard & Poor's; and (iv) a UBS PaineWebber managed account invested in the securities or funds described on Schedule II hereto, in each case with a maturity or maturities that would permit the Agent to make cash payments to repay, in part, the Obligations listed on Schedule I hereto in accordance with Section 4 hereof. The Company directs that the initial investment of the Escrow Fund shall be made through a managed account established by the Company with UBS PaineWebber for the purpose of carrying out this Agreement (from which account the Agent shall have sole authority to withdraw funds while this Agreement is in effect). The Agent shall have no responsibility for the determination of such investments or for determining whether UBS PaineWebber has properly selected investments for the managed account and shall have no liability for any investment losses resulting from the investment, reinvestment, sale or liquidation of the Escrow Fund, except in the case of its own gross negligence or willful misconduct. All interest and other income earned on such investments shall be deposited into the Escrow Fund.

              (c) Except as otherwise specifically provided herein, the Company covenants and agrees that the Agent shall have full and complete control and authority over and with respect to the Escrow Fund and the moneys deposited therein and that the Company shall not exercise any control or authority over or with respect to the Escrow Fund or the moneys deposited therein.

         SECTION 4. PAYMENT OF OBLIGATIONS. On the Payment Date listed on
Schedule I hereto, the Agent shall apply funds, to the extent available, from the funds held in the Escrow Fund to the payment, in part, of the Obligations (as such payment is directed to be made on Schedule I hereto under the heading Method of Payment); provided, however, that the Company may direct the Agent to make an earlier payment, in whole or in part, of any particular Obligations (as such Obligations are defined on Schedule I).

         SECTION 5. IRREVOCABLE DEPOSIT; RELINQUISHMENT OF RIGHTS OF THE COMPANY(a) . (a) The Deposit being made into the Escrow Fund (and the interest or other income earned thereon) shall constitute an irrevocable deposit solely for the payment of the Obligations, and solely for the benefit of the Holders thereof pursuant to the terms of this Escrow Agreement.

              (b) The Company hereby agrees that it shall not have any beneficial interest in, or rights to, the Deposit or proceeds thereof (or interest or other income earned thereon) on deposit in the Escrow Fund (whether in the form of cash, Authorized Investments or otherwise)

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or payments made therefrom so long as any of the Obligations or any amounts owing to the Agent hereunder remain unpaid.

         SECTION 6. LIABILITY OF AGENT. The liability of the Agent to make the payments required by this Escrow Agreement with respect to the Obligations shall be limited to application of the funds deposited with it hereunder (including any interest or other income earned on the Deposit). The Agent shall not be liable for any loss resulting from any investment or reinvestment made in compliance with the provisions of this Escrow Agreement.

         SECTION 7. TERMINATION; INCOME FROM AUTHORIZED INVESTMENTS

              (a) This Escrow Agreement shall terminate when all of the Escrow Fund (to the extent required for the payment of the Obligations) shall have been paid to the Holders and all fees, expenses and indemnities owed to the Agent shall have been paid in full.

              (b) Upon termination of this Escrow Agreement in accordance with the provisions of subsection (a) of this Section 7, it is intended that there shall be no funds in the Escrow Fund since any funds in the Escrow Fund (including income from all Authorized Investments) shall be applied as provided in Section 4. However, if for any reason there shall be any funds remaining in the Escrow Fund upon such a termination, such funds shall be promptly paid to the Company upon the direction of the Company.

         SECTION 8. FEES OF AGENT(a) . (a) The Company shall pay upon request all compensation and expenses of the Agent, including, without limitation, reasonable compensation for all services rendered by the Agent in the execution, exercise and performance of any of the duties to be exercised or performed by it pursuant to the provisions of this Escrow Agreement (including reasonable counsel fees and expenses). Attached hereto as Schedule III is the Agent's fee schedule. The Agent shall be entitled to indemnity from the Company against any and all losses, claims, liabilities or expenses incurred on the part of the Agent arising out of or in connection with the acceptance or administration of its powers and duties under this Escrow Agreement, including the cost and expense of defending against any such loss, claim or liability, other than losses, claims, liabilities or expenses arising out of the Agent's gross negligence or willful misconduct.

              (b) The Agent has no right to payment for its fees, compensation and expenses from the Escrow Fund so long as all of the Obligations shall not have been paid in full.

              (c) All of the rights, entitlements, and protections provided to the Agent in this Section 8 shall survive its resignation or termination of this Escrow Agreement, whether by payment of the Obligations or otherwise.

         SECTION 9. DUTIES OF AGENT; EVIDENCE UPON WHICH AGENT MAY ACT; REPLACEMENT OF AGENT(a) . (a) The duties and obligations of the Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement, and the Agent shall not be liable except for the performance of its duties and obligations as specifically set forth herein and to act in good faith in the performance thereof, and no implied duties, covenants or obligations shall be incurred by the Agent other than those specified herein, and the Agent shall

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be protected when acting or omitting to act in good faith upon the advice of counsel, who may be counsel to the Company.

              (b)  Subject to the requirement under subsection (a) of this
Section 9 to act in good faith, the Agent may conclusively rely, as to the correctness of statements, conclusions and opinions therein, upon any certificate, report, opinion or other document furnished to the Agent pursuant to any provision of this Escrow Agreement. Any request, consent, certificate, notice, appointment or other direction made or given by the Company to the Agent shall be deemed to have been sufficiently made or given by the Company if executed by an authorized officer of the Company on behalf of the Company.

              (c) The Agent may resign and be discharged of its duties as agent hereunder by giving written notice of such intention to resign to an authorized officer of the Company; provided, however, that such resignation shall not become effective until the later of (i) ten (10) days after the giving of such notice and (ii) the time that a successor shall have been appointed and the funds held by the Agent in the Escrow Fund have been transferred to such successor agent. Any such successor agent shall be a commercial bank having total capital and surplus of at least $500,000,000. If no successor shall have been appointed within ten (10) days after the giving of the aforementioned notice, the Agent may petition any court of competent jurisdiction for the appointment of such successor.

              (d) The recitals contained herein shall be taken as the statements of the Company, and the Agent assumes no responsibility for their correctness. The Agent makes no representation as to the validity or sufficiency of this Escrow Agreement or of the Deposit in the Escrow Fund.

              (e) The Agent may consult with counsel and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

              (f) The Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence or willful misconduct.

              (g) In no event shall the Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         SECTION 10. AMENDMENTS. This Escrow Agreement shall not be repealed, revoked, altered or amended or any provisions thereof waived as to any of the Obligations without the written consent of all Holders of each such Obligation, the written consent of the Agent and the written consent of the Company; PROVIDED, HOWEVER, that the Company and the Agent may, without the consent of, or notice to, the Holders, enter into such agreements supplemental to this Escrow Agreement as shall not adversely affect the rights of the Holders, for any one or more of the following purposes:

              (a) to cure any ambiguity, defect or omission in this Escrow Agreement; or


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              (b)  to grant to, or confer upon the Agent for the benefit of, the
Holders any additional rights, remedies, powers or authority that may lawfully be granted to, or conferred upon, the Agent.

The Agent may, but shall not be obligated to, enter into any such amendment or supplement to this Escrow Agreement which affects the Agent's own rights, duties or immunities under this Escrow Agreement or otherwise. The Company shall provide the Agent with an opinion of counsel that any such amendment or supplement does not adversely affect the rights of the Holders.

         SECTION 11. SEVERABILITY. If any one or more of the covenants or agreements provided in this Escrow Agreement on the part of the Company or the Agent to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements or portions thereof provided in this Escrow Agreement and the invalidity thereof shall in no way affect the validity of other provisions of this Escrow Agreement, but the Holders shall retain all the rights and benefits accorded them hereunder and under applicable provisions of law.

         If any provisions of this Escrow Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable or invalid as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable or invalid in any other case or circumstance, or of rendering any other provision or provisions herein contained inoperative or unenforceable or invalid to any extent whatever.

         SECTION 12. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to its conflict of law principles.

         SECTION 13. COUNTERPARTS. This Escrow Agreement may be executed in several counterparts, all or any of which shall be regarded for all purposes as one original and shall constitute and be one and the same instrument.

         SECTION 14. SECTION HEADINGS. The headings of the several Sections hereof shall be solely for convenience of reference and shall not affect the meaning, construction, interpretation or effect of this Escrow Agreement.

         SECTION 15. BINDING EFFECT, ETC. This Escrow Agreement shall be binding upon the parties hereto and their respective successors, legal representatives and permitted assigns.

         SECTION 16. NOTICES. Any notices or other communications to be given hereunder by any party hereto to the other party shall be in writing and shall be given by delivery in person, by electronic facsimile transmission or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid, as follows:

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                  if to the Company, to:

                  Dominion Resources Inc.
                  120 Tredegar Street
                  Richmond, VA  23219
                  Telecopy number:  (804) 819-2211
                  Attention:  Assistant Treasurer

                  with a copy to:

                  McGuireWoods LLP
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219-4030
                  Telecopy number:  (804) 775-1061
                  Attention:  Jane Whitt Sellers, Esq.

                  if to the Agent, to:

                  JPMorgan Chase Bank
                  4 New York Plaza, 15th Floor
                  New York, New York 10004
                  Telecopy number: (212) 623-6215
                  Attention: Institutional Trust Services

Directions from the Company to the Agent to be given under the terms of this Escrow Agent shall only be made on behalf of the Company by the following persons ( or such additional persons as may be appointed by any of the persons named below or their appointees by written notice to the Agent):

                  G. Scott Hetzer
                  James P. Carney
                  Rhonda T. Boggs

            (The remainder of this page is intentionally left blank.)

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           IN WITNESS WHEREOF, the parties have each caused this Escrow
              Agreement to be executed by their duly authorized officers as of the date first above written.

                                      DOMINION RESOURCES, INC.


                                      By
                                        ----------------------------------------
                                          Name:
                                          Title:

                                      JPMORGAN CHASE BANK, as Agent


                                      By
                                        ----------------------------------------
                                          Name:
                                          Title:

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                                   SCHEDULE I

                                   OBLIGATIONS

       Obligation                Holder               Amount             Payment Date          Method of Payment
       ----------                ------               ------             ------------          -----------------
2001 Series A                 Cede & Co.          $1,000,000,000        January 31, 2003      Immediately available
6.0% Senior Notes                                                                             funds to Paying Agent
                                                                                              under the Indenture
                                                                                              described below

The Senior Notes representing the Obligations were issued under the Indenture dated as of June 1, 2000 between Dominion Resources, Inc. and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, as supplemented and amended by an Eighth Supplemental Indenture dated as of January 1, 2001.


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                                   SCHEDULE II

                         INITIAL AUTHORIZED INVESTMENTS


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                                  SCHEDULE III

                               AGENT FEE SCHEDULE